# FNCB Bancorp. Inc.

November 2023

# Forward-Looking Statements And Other Information

FNCB may from time to time make written or oral "forward-looking statements," including statements contained in its filings with the Securities and Exchange Commission ("SEC"), in its reports to shareholders, and in its other communications, which are made in good faith by us pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.

These forward-looking statements include statements with respect to FNCB's beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, including statements with respect to future changes in monetary policy or interest rates, or new product offerings and the anticipated merger between FNCB and Peoples Financial Services Corp. ("PFIS"), under the Agreement and Plan of Merger, dated September 27, 2023 (the "Merger Agreement") pursuant to which FNCB will merge with and into PFIS, with PFIS as the surviving entity, along with the transaction occurring immediately after such merger, whereby FNCB's wholly owned subsidiary, FNCB Bank (the "Bank") will merge with and into Peoples Security Bank and Trust Company ("Peoples Bank"), with Peoples Bank as the surviving bank and a wholly-owned subsidiary of PFIS, that are subject to significant risks and uncertainties, and are subject to change based on various factors (some of which are beyond our control). The words "may," "could," "should," "will," "would," "believe," "anticipate," "estimate," "expect," "intend," "plan," "project," "future" and similar expressions are intended to identify forward-looking statements. The following factors, among others, could cause FNCB's financial performance to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements: government intervention in the U.S. financial system including the effects of recent legislative, tax, accounting and regulatory actions and reforms; political instability; acts of world terrorism; global unrest; the ability of FNCB to manage credit risk; weakness in the economic environment, in general, and within FNCB's market area; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement between FNCB and PFIS; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected timeframes or at all and to successfully integrate operations of FNCB and FNCB Bank and those of PFIS and Peoples Bank, its wholly-owned subsidiary, which may be more difficult, time consuming or costly than expected; diversion of management's attention from ongoing business operations and opportunities; effects of the announcement, pendency or completion of the proposed transaction on the ability of FNCB and PFIS to retain customers and retain and hire key personnel and maintain relationships with their vendors, and on their operating results and businesses generally; the deterioration of one or a few of the large balance commercial and/or commercial real estate loans contained in FNCB's loan portfolio; greater risk of loan defaults and losses from concentration of loans held by FNCB, including those to insiders and related parties; if FNCB's portfolio of loans to small and mid-sized community-based businesses increases its credit risk; if FNCB's allowance for credit losses ("ACL") is not sufficient to absorb actual losses or if increases to the ACL were required; FNCB is subject to interest-rate risk and any changes in interest rates could negatively impact net interest income or the fair value of FNCB's financial assets; if management concludes that the decline in value of any of FNCB's investment securities is caused by a credit-related event could result in FNCB recording an impairment loss; if FNCB's risk management framework is ineffective in mitigating risks or losses to FNCB; if FNCB is unable to successfully compete with others for business; a loss of depositor confidence resulting from changes in either FNCB's financial condition or in the general banking industry; if FNCB is unable to retain or grow its core deposit base; inability or insufficient dividends from its subsidiary, FNCB Bank; if FNCB loses access to wholesale funding sources; interruptions or security breaches of FNCB's information systems; any systems failures or interruptions in information technology and telecommunications systems of third parties on which FNCB depends; security breaches; if FNCB's information technology is unable to keep pace with growth or industry developments or if technological developments result in higher costs or less advantageous pricing; the loss of management and other key personnel; dependence on the use of data and modeling in both its management's decision-making generally and in meeting regulatory expectations in particular; additional risk arising from new lines of business, products, product enhancements or services offered by FNCB; inaccuracy of appraisals and other valuation techniques FNCB uses in evaluating and monitoring loans secured by real property and other real estate owned; unsoundness of other financial institutions; damage to FNCB's reputation; defending litigation and other actions; dependence on the accuracy and completeness of information about customers and counterparties; risks arising from future expansion or acquisition activity; environmental risks and associated costs on its foreclosed real estate assets; any remediation ordered, or adverse actions taken, by federal and state regulators, including requiring FNCB to act as a source of financial and managerial strength for the FNCB Bank in times of stress; costs arising from extensive government regulation, supervision and possible regulatory enforcement actions; new or changed legislation or regulation and regulatory initiatives; noncompliance and enforcement action with the Bank Secrecy Act and other anti-money laundering statutes and regulations; failure to comply with numerous "fair and responsible banking" laws; any violation of laws regarding privacy, information security and protection of personal information or another incident involving personal, confidential or proprietary information of individuals; any rulemaking changes implemented by the Consumer Financial Protection Bureau; inability to attract and retain its highest performing employees due to potential limitations on incentive compensation contained in proposed federal agency rulemaking; any future increases in FNCB Bank's FDIC deposit insurance premiums and assessments; and the success of FNCB at managing the risks involved in the foregoing and other risks and uncertainties, including those detailed in FNCB's filings with the SEC.FNCB cautions that the foregoing list of important factors is not all inclusive. Readers are also cautioned not to place undue reliance on any forward-looking statements, which reflect management's analysis only as of the date of this report, even if subsequently made available by FNCB on its website or otherwise. FNCB does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of FNCB to reflect events or circumstances occurring after the date of this report.

FNCB cautions that the foregoing list of important factors is not all inclusive. Readers are also cautioned not to place undue reliance on any forward-looking statements, which reflect management's analysis only as of the date of this report, even if subsequently made available by FNCB on its website or otherwise. FNCB does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of FNCB to reflect events or circumstances occurring after the date of this report.

Readers should carefully review the risk factors described in the documents that FNCB periodically files with the SEC, including the 2022 Annual Report and Quarterly Reports on Form 10-Q for the periods ended March 31, 2023, June 30, 2023 and September 30, 2023.

Any references to FNCB's website, *www.fncb.com* or any variation thereof, shall not incorporate the contents of such website into this Report.

# Explanation of Certain Unaudited Non-GAAP Financial Measures

This presentation includes certain financial measures not presented in accordance with U.S. generally accepted accounting principles ("GAAP") including, but not limited to, pretax preprovision return on average assets ("PTPP ROAA") and pre provision net income. These non-GAAP financial measures do not represent financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing financial results. Therefore, these measures should not be considered in isolation or as an alternative to interest income, non-interest income, net income or other measures of profitability, liquidity or performance under GAAP. You should be aware that the presentation of these measures may not be comparable to similarly-titled measures used by other financial institutions. Reconciliations and definitions of these non-GAAP measures to the most directly comparable GAAP measures are set forth in the appendix to this presentation. We believe (i) these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the financial condition and results of operations of FNCB and FNCB Bank; and (ii) that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in comparing financial measures with other similar financial measures, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are included or excluded in determining these non-GAAP financial measures. The non-GAAP Financial measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance.

# FNCB Bancorp, Inc. Overview

### $1.8 Billion in Total Assets

- 80% Loan / Deposit Ratio
- 1.79% Cost of Total Deposits[1]
- 1.01% 2023 YTD PTPP ROAA[2]

### NASDAQ: FNCB

- Market Capitalization: ~$123.2 million
- Stock Price / 2023 Q3 Tangible Book Value: 1.05x
- Stock Price / 2023 Q3 Tangible Book Value (ex. AOCI): 0.71x
- 2023Q3 Dividend Yield: 5.78%[3]

### 16 Locations

Lackawanna, Luzerne and Wayne Counties

- Headquarters in Dunmore, PA
- Bank founded in 1910
- Ranked 3rd in total deposits in Lackawanna County[4]; 1st in Luzerne County[4]

### Value Proposition

✓ Premier community bank servicing northeastern Pennsylvania markets

✓ Highly attractive core deposit franchise

✓ Well-positioned for growth

Source: S&P Global Market Intelligence. Note: Financial data as of 2023Q3 unless otherwise noted. Market data as of November 14, 2023. 2023 YTD represents an annualized figure.

(1) Metric includes noninterest bearing deposits. (2) PTPP ROAA is a non-GAAP financial measure. See appendix for reconciliation of non-GAAP financial measures to most directly comparable GAAP measures. (3) Based on 2023Q3 annualized dividend of $0.36 and November 14, 2023 share price of $6.23. (4) Ranked using FDIC deposit data as of June 30, 2023. Excludes banks with greater than $10 billion in deposits as of June 30, 2023.

# Our Recent History and Transformation

**July 2021:** Increased quarterly cash dividend 25% to 7.5 cents per share.

**Jan. 2022** Announced 2021 earnings increased 39% for second consecutive year.

**Sept. 2022:** FNCB Bank Wealth Management Services and Chiaro Investment Services LLC combined to form 1st Investment Services.

**Nov. 2021:** Launched 1st Equipment Finance and expanded product offerings to include commercial equipment financing.

**July 2022:** Increased quarterly cash dividend 20% to 9.0 cents per share.

**Sept. 2023:** FNCB announced a transformational strategic merger with Peoples Financial Services Corp. (PFIS). Targeted to close in the first half of 2024.

## *Strategic Initiatives Completed*

- ✓ Branch modernization including the opening of two state-of-the-art facilities
- ✓ Committed to a comprehensive digital strategy through investment in technology to provide the latest in mobile and online banking solutions
- ✓ Expanded our lending teams and product offerings
- ✓ Broadened wealth management division through asset purchase agreement with Chiaro Investment Services, LLC and rebranded as 1st Investment Services
- ✓ Announced a strategic merger with Peoples Financial Services Corp. to create a $5.5 billion(1) Pennsylvania community banking franchise following the closing

## Executive Management Team



**Gerard A. "Jerry" Champi**
**President, CEO & Director**
Joined FNCB Bank in 1991 and has over 30 years banking experience. Mr. Champi is a 1982 graduate of Pennsylvania State University.



**James M. "Jim" Bone Jr.**
**Executive VP, CFO & Treasurer**
Prior to his appointment as CFO, he served as Chief Information Officer of the Bank since May 2010. Mr. Bone has been an employee of the Bank since 1986.



**James F. Burke**
**Executive VP, Chief Banking Officer**
Joined FNCB Bank in February 2021. Prior to joining FNCB Bank, he was the EVP and Chief Lending Officer at Wayne Bank from 2014 to 2021.



**Brian C. Mahlstedt**
**Executive VP, Chief Lending Officer**
More than 30 years of in-depth credit administration, commercial lending and management experience. He is a graduate of Bloomsburg University.



**Aaron J. Cunningham**
**Executive VP, Chief Credit Officer**
Joined FNCB Bank in June 2018, previously the VP & Chief Credit Officer at Penns Woods Bancorp. He has nearly 25 years banking experience in various roles.



**Mary G. Cummings**
**Executive VP, General Counsel**
Joined FNCB Bank in October 2012 and has more than 30 years of experience practicing law. She serves on the Board of the PA Bankers Association

Source: S&P Global Market Intelligence, Company Documents.
(1) Pro forma financials are based on March 31, 2024 estimated closing date and include the impact of purchase accounting adjustments and balance sheet strategies.

# Transformational Strategic Merger

**Transaction Overview**

**Strategic Merger Summary**(1)

**$5.5 B**
Total Assets

***1.11%***
*2025E ROA*
*Fully Phased-in Synergies*

**$4.9B**
Total Deposits

***44%***
*2025E EPS*
*Accretion to FNCB*

- ✓ Announced the strategic merger with Peoples Financial Services Corp. in September of 2023 with an aggregate deal value of $129.0 million. Expected to close in the first half of 2024 subject to satisfaction of customary closing conditions
- ✓ Provides further expansion into Scranton-Wilkes-Barre MSA while expanding into additional Northern and Southern Pennsylvania markets
- ✓ Wider product suite and customer service capabilities to benefit existing relationships of both parties
- ✓ Expected to enhance profitability margins and overall net income
- ✓ High degree of familiarity and mutual strategic vision will lower merger integration risk while continuing to invest in the local communities in which we serve

**Combined Franchise Footprint**(2)



(28)
(16)
Binghamton
NY
Dunmore
Wilkes-Barre
Berwick
East Stroudsburg
Allentown
Plainfield
NJ
Lancaster
Levittown

Source: S&P Global Market Intelligence, Company Documents.
(1) Pro forma financials are based on March 31, 2024 estimated closing date and include the impact of purchase accounting adjustments and balance sheet strategies.
(2) PFIS' Pittsburgh, PA branch is not displayed.

# Key Franchise Highlights

| $ in Millions | For the Quarter Ended: 9/30/2023 | For the Years Ended: 12/31/2022 | 12/31/2021 |
|---|---|---|---|
| **Balance Sheet** | | | |
| Assets | $1,827 M | $1,746 M | $1,664 M |
| Total Loans | 1,206 M | 1,124 M | 979 M |
| Deposits | 1,502 M | 1,421 M | 1,455 M |
| *Loans / Deposits* | *80.3 %* | *79.1 %* | *67.3 %* |
| *NPA / Assets* (1) | *0.37* | *0.26* | *0.39* |
| **Profitability** | | | |
| Net Income(2) | $16.5 M | $20.4 M | $21.4 M |
| *Net Interest Margin* | *2.85 %* | *3.38 %* | *3.45 %* |
| *ROAA* | *0.91* | *1.21* | *1.36* |

## Franchise Snapshot


FNCB (16)
Monticello
Middletown
Scranton
Wilkes-Barre
Williamsport
Bloomsburg
Stroudsburg
Paterson
Newark
Easton

## Substantial Market Share in Communities Served

*Lackawanna, PA(3)*

| 2023 Rank | Institution (ST) | 2023 Branches | 2023 Deposits ($M) | 2023 Market Share (%) |
|---|---|---|---|---|
| 1 | Fidelity D & D Bancorp Inc. (PA) | 9 | 1,147 | 15 |
| 2 | Peoples Financial Services (PA) | 9 | 925 | 12 |
| 3 | **FNCB Bancorp Inc. (PA)** | **6** | **751** | **10** |
| 4 | Citizens Savings Bank (PA) | 4 | 256 | 3 |
| 5 | Honat Bancorp (PA) | 3 | 133 | 2 |
| | **Total For Institutions in Market** | **77** | **7,523** | **100** |

*Luzerne, PA(3)*

| 2023 Rank | Institution (ST) | 2023 Branches | 2023 Deposits ($M) | 2023 Market Share (%) |
|---|---|---|---|---|
| 1 | **FNCB Bancorp Inc. (PA)** | **9** | **629** | **8** |
| 2 | Fidelity D & D Bancorp Inc. (PA) | 7 | 481 | 7 |
| 3 | Penns Woods Bancorp Inc. (PA) | 8 | 465 | 6 |
| 4 | First Keystone Corp. (PA) | 8 | 306 | 4 |
| 5 | Mid Penn Bancorp Inc. (PA) | 2 | 118 | 1 |
| | **Total For Institutions in Market** | **92** | **7,479** | **100** |

*Wayne, PA(3)*

| 2023 Rank | Institution (ST) | 2023 Branches | 2023 Deposits ($M) | 2023 Market Share (%) |
|---|---|---|---|---|
| 1 | Dimeco Inc. (PA) | 5 | 584 | 32 |
| 2 | Honat Bancorp (PA) | 4 | 444 | 24 |
| 3 | Norwood Financial Corp. (PA) | 5 | 414 | 23 |
| 4 | **FNCB Bancorp Inc. (PA)** | **1** | **96** | **5** |
| 5 | Citizens Savings Bank (PA) | 1 | 30 | 2 |
| | **Total For Institutions in Market** | **20** | **1,827** | **100** |

Source: S&P Global Market Intelligence.
(1) NPA / Assets excludes restructured loans.
(2) Annualized for 2023Q3.
(3) Ranked using FDIC deposit data as of 6/30/2023. Excludes banks with greater than $10 billion in deposits as of June 30, 2023.

# Commercial Credit Expansion Accelerates Loan Growth

## Gross Loan Portfolio



$1.2 Billion
Total Gross Loans
Commercial and Industrial 29%
Consumer 7%
State and Political 6%
Residential Real Estate 20%
Commercial Real Estate 32%
Construction 6%

## Commentary

- ✓ In the 4Q 2021, we expanded our commercial credit product offerings to include commercial equipment financing, through simple interest loans, direct finance leases and municipal leases.
- ✓ Simple interest loans and direct finance leases originated under this initiative are included in commercial and industrial loans
  - ✓ YTD Growth $76.0 million / 128.1%[1]
- ✓ Tax-free municipal leases originated under this initiative are included in state and political subdivision loans

## Loan Growth by Category

| | Balance @ | | | YoY Growth |
|---|---|---|---|---|
| Category | September-22 ($M) | December-22 ($M) | September-23 ($M) | (3Q22 - 3Q23) (%) |
| Residential Real Estate | $251.5 | $250.2 | $244.8 | (2.7%) |
| Commercial Real Estate | 379.1 | 377.0 | 379.7 | 0.2% |
| Construction | 56.9 | 66.6 | 73.3 | 28.8% |
| Commercial and Industrial | 254.0 | 272.0 | 348.7 | 37.3% |
| Consumer | 96.1 | 92.6 | 88.1 | (8.3%) |
| State and Political | 72.8 | 64.9 | 71.2 | (2.2%) |
| **Total Gross Loans** | **$1,110.4** | **$1,123.3** | **$1,205.8** | **8.6%** |

## Equipment Financing Expansion[2]



122% Annualized Growth
$83.7
$159.9
December-22
September-23

Source: S&P Global Market Intelligence, Company Documents. Note: Financial data as of September 30, 2023.
(1) YTD growth is annualized.
(2) Includes simple interest loans, direct finance loans, and tax-free municipal leases originated under the initiative.

# A Leading Core Deposit Franchise

## Demonstrated Deposit Growth



Total Deposits ($M)
NIB / Total Deposits
11.4% CAGR
$822
$1,015
$1,002
$1,096
$1,002
$1,287
$1,455
$1,421
$1,502
18.8%
17.1%
17.6%
14.3%
17.9%
21.1%
22.0%
21.5%
19.8%
2015Y
2016Y
2017Y
2018Y
2019Y
2020Y
2021Y
2022Y
2023Q3

*FNCB Deposit Growth vs Peers[1]*



FNCB
Peer Group Median(2)
7.1%
4.3%
11.4%
11.7%
Quarter over Quarter
Since 2019 CAGR

## Resilient Core Deposit Franchise

**Deposit Mix Shift Since 2018 Q4[1]**



2018 Q4 Deposit Composition
2023 Q3 Deposit Composition
Time Deposits 27%
NIB Deposits 14%
IB Demand, Savings & MMDA 59%
Time Deposits 22%
NIB Deposits 20%
IB Demand, Savings & MMDA 58%
Peer Group Median(2)
Time Deposits 12%
NIB Deposits 9%
IB Demand, Savings & MMDA 79%
Time Deposits 10%
NIB Deposits 11%
IB Demand, Savings & MMDA 79%

**Change in Non-Interest Bearing Deposits / Deposits Since 2018 Q4**



1200 bps
1000 bps
800 bps
600 bps
400 bps
200 bps
0 bps
-200 bps
FNCB
Peer Group Median(2)
552 bps
249 bps
2018Q4
2019Q1
2019Q2
2019Q3
2019Q4
2020Q1
2020Q2
2020Q3
2020Q4
2021Q1
2021Q2
2021Q3
2021Q4
2022Q1
2022Q2
2022Q3
2022Q4
2023Q1
2023Q2
2023Q3

Source: S&P Global Market Intelligence. Note: Financial data as of September 30, 2023.

(1) Bank-level regulatory data used.

(2) Peer group includes nationwide major exchange-traded banks and thrifts with between $1 and $5 billion in total assets, excluding merger targets and mutuals. Quarter over quarter growth annualized.

# Security Portfolio Overview

- **The Company strives to maintain an efficient level of capital, commensurate with its risk profile, on which a competitive rate of return to shareholders will be realized over both the short and long term.**

- **Securities portfolio (AFS) equaled $437.1 million as of September 30, 2023.**
  - 100% AFS
  - 2023 Q3 Yield on Securities of 3.04%

## Securities Portfolio Composition

100% Available for Sale



MBS 4%
Commercial CMOs 1%
Private CMOs 16%
Corporate Debt Securities 7%
ABS 4%
U.S. Treasuries 7%
Residential CMOs 17%
Obligations of State and Political Subdivisions 44%

## AFS Security Portfolio ($M)



$273
$350
$523
$476
$437
2019Y
2020Y
2021Y
2022Y
2023Q3

## Securities Portfolio Maturity Distribution



Securities with No Stated Maturity
42%
> 10 Yrs.
20%
> 5 Yrs. & < 10 Yrs.
18%
> 1 Yr. & < 5 Yrs.
17%
< 1 Yr.
3%

Source: S&P Global Market Intelligence. Note: Financial data as of September 30, 2023.

# Demonstrated Operating Leverage

## Total Revenue



$70
$60
$50
$40
$30
$20
$10
$0
5.4% CAGR
$35
$37
$40
$48
$44
$49
$57
$62
$53
2015Y
2016Y
2017Y
2018Y
2019Y
2020Y
2021Y
2022Y
2023 YTD

## Noninterest Expense



$50
$40
$30
$20
$10
$0
2.7% CAGR
$28
$28
$28
$29
$30
$29
$31
$35
$35
2015Y
2016Y
2017Y
2018Y
2019Y
2020Y
2021Y
2022Y
2023 YTD

## Net Loans (ex. PPP) per Employee



$5.5
$5.0
$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
8.6% CAGR
$2.9
$3.1
$3.3
$3.7
$3.9
$4.0
$4.4
$5.0
$5.5
2015Y
2016Y
2017Y
2018Y
2019Y
2020Y
2021Y
2022Y
2023 YTD

## Pre-Provision Net Income(1)



$30
$25
$20
$15
$10
$5
$0
13.5% CAGR
$7
$9
$12
$19
$14
$21
$26
$27
$18
2015Y
2016Y
2017Y
2018Y
2019Y
2020Y
2021Y
2022Y
2023 YTD

Source: S&P Global Market Intelligence, Company Documents. Note: Financial data as of September 30, 2023. Dollars in millions. 2023 YTD = 2023 Year to date annualized.
(1) Pre-Provision Net Income is a non-GAAP financial measure. See appendix for reconciliation of non-GAAP financial measures to most directly comparable GAAP measures.

# Highly Liquid and Low Risk Balance Sheet

## Loans / Deposits



80.3%
91.4%
FNCB
Peer Median(1)

## NPLs / Total Risk Based Capital(2)



2.83%
2.87%
FNCB
Peer Median(1)

## Tier 1 Leverage Ratio(2)



9.1%
10.2%
FNCB
Peer Median(1)

## CRE / TRBC Ratio(2)



145%
288%
FNCB
Peer Median(1)

## Total Risk Based Capital Ratio(2)



13.2%
13.8%
FNCB
Peer Median(1)

Source: S&P Global Market Intelligence, Company Documents. Note: Financial data as of September 30, 2023.
(1) Peer group includes nationwide major exchange-traded banks and thrifts with between $1 and $5 billion in total assets, excluding merger targets and mutuals.
(2) Bank level regulatory data used.

# Focus on Shareholder Value Creation

## Top-Tier Ability to Compound Tangible Book Value…

*10 Year Tangible Book Value + Cumulative Dividends Growth*[1]



450%
400%
350%
300%
250%
200%
150%
100%
50%
0%
FNCB
Peer Group Median[2]
Sep-13
Sep-14
Sep-15
Sep-16
Sep-17
Sep-18
Sep-19
Sep-20
Sep-21
Sep-22
Sep-23
310.8%
FNCB outperformance of 182%
110.1%

## … and Valuation Well Below Historical Levels

2023 Q3 Dividend Yield



6.50%
5.50%
4.50%
3.50%
2.50%
5.78%
3.21%
3.77%
FNCB
Peer Group Median[2]
KRX Median[3]

## TBV + Dividends (ex. AOCI) CAGR



FNCB
Peer Group Median[2]
12.4%
11.9%
9.6%
9.7%
17.6%
9.2%
3 year
7 year
10 year

Price / 2023 Q3 Tangible Book Value



1.50x
1.20x
0.90x
0.60x
1.05x
1.42x
1.40x
FNCB
Peer Group Median[4]
KRX Median[3]

Source: S&P Global Market Intelligence. Note: Market data as of November 14, 2023.
(1) Growth since Q3 2013 in tangible book value per share plus cumulative dividends per share.
(2) Peer group includes nationwide major exchange-traded banks and thrifts with between $1 and $5 billion in total assets, excluding merger targets and mutuals.
(3) KBW NASDAQ Regional Bank Index.
(4) Peer group includes nationwide major exchange-traded banks and thrifts with between $1 and $5 billion in total assets and an LTM ROAA greater than 1.00%, excluding merger targets and mutuals.

# Appendix


FNCB Bank

# Reconciliation to GAAP

## Pre-Tax, Pre-Provision (PTPP) ROAA

| | For the Year Ended December 31, 2015 | For the Nine Months Ended September 30, 2023 | |
|---|---|---|---|
| **Net Income** | $ 35,840 | $ 9,630 | (a) |
| **Provision for Loan Losses** | (1,345) | 1,504 | |
| **Provision for Income Taxes** | (27,759) | 2,277 | |
| **PTPP Net Income** | $ 6,736 | $ 13,411 | (b) |
| **Total Average Assets** | $ 1,004,913 | $ 1,783,364 | (c) |
| **ROAA as Reported (GAAP)** | 3.57% | 0.72% | (a)/(c) |
| **PTPP ROAA** | 0.67% | 1.01% | (b)/(c) |

## Pre-Provision Net Income

Pre-Provision Net Revenue
(Dollars in thousands)

| | 2015Y | 2016Y | 2017Y | 2018Y | 2019Y | 2020Y | 2021Y | 2022Y | 2023 YTD |
|---|---|---|---|---|---|---|---|---|---|
| **Net Interest Income** | $ 27,400 | $ 30,551 | $ 33,048 | $ 36,507 | $ 36,260 | $ 40,178 | $ 48,994 | $ 54,044 | $ 35,421 |
| **Non-Interest Income** | 7,800 | 6,203 | 7,225 | 11,790 | 7,620 | 9,250 | 8,268 | 7,981 | 4,313 |
| **Total Revenue** | 35,200 | 36,754 | 40,273 | 48,297 | 43,880 | 49,428 | 57,262 | 62,025 | 39,734 |
| **Non-Interest Expense** | 28,464 | 27,545 | 28,069 | 29,327 | 29,682 | 28,915 | 31,069 | 35,474 | 26,323 |
| **Pre-Provision Net Income** | $ 6,736 | $ 9,209 | $ 12,204 | $ 18,970 | $ 14,198 | $ 20,513 | $ 26,193 | $ 26,551 | $ 13,411 |

Note: Dollars in thousands.

# Reconciliation to GAAP

## Tangible Book Value Per Share

| *(Dollars in thousands)* | 2018Y | 2019Y | 2020Y | 2021Y | 2022Y | 2023Q3 |
|---|---|---|---|---|---|---|
| **Total Common Equity** | $ 97,219 | $ 133,607 | $ 155,860 | $ 162,457 | $ 118,949 | $ 117,802 |
| **Goodwill** | - | - | - | - | - | - |
| **Other Intangibles** | - | - | - | - | - | - |
| **Less: Total Intangible Assets** | - | - | - | - | - | - |
| **Tangible Common Equity** | $ 97,219 | $ 133,607 | $ 155,860 | $ 162,457 | $ 118,949 | $ 117,802 |
| **AOCI** | (4,540) | 3,056 | 13,886 | 6,352 | (48,028) | (55,194) |
| **Tangible Common Equity (ex. AOCI)** | $ 101,759 | $ 130,551 | $ 141,974 | $ 156,105 | $ 166,977 | $ 172,996 |
| **Total Assets** | $ 1,237,732 | $ 1,203,541 | $ 1,465,679 | $ 1,664,323 | $ 1,745,530 | $ 1,826,773 |
| **Goodwill** | - | - | - | - | - | - |
| **Other Intangibles** | - | - | - | - | - | - |
| **Less: Total Intangible Assets** | - | - | - | - | - | - |
| **Tangible Assets** | $ 1,237,732 | $ 1,203,541 | $ 1,465,679 | $ 1,664,323 | $ 1,745,530 | $ 1,826,773 |
| **Tangible Common Equity / Tangible Assets** | 7.9% | 11.1% | 10.6% | 9.8% | 6.8% | 6.4% |
| **Common Shares Outstanding** | 16,821,371 | 20,171,408 | 20,245,649 | 19,989,875 | 19,681,644 | 19,780,317 |
| **Tangible Book Value Per Share** | $ 5.78 | $ 6.62 | $ 7.70 | $ 8.13 | $ 6.04 | $ 5.96 |
| **Tangible Book Value Per Share (ex. AOCI)** | $ 6.05 | $ 6.47 | $ 7.01 | $ 7.81 | $ 8.48 | $ 8.75 |

Note: Dollars in thousands.